                                                                    EXHIBIT 10.5


October 14, 1998

RSC Alabama, Inc.
RSC Center, Inc.
RSC Duval Inc.
RSC Industrial Corporation
RSC Rents, Inc.
Walker Jones Equipment, Inc.
Rental Service Corporation
RSC Acquisition Corp.
RSC Holdings, Inc.
6929 E. Greenway Parkway, Suite 200
Scottsdale, Arizona 85254

RE:  $100,000,000 INCREASE IN SENIOR SECURED REVOLVING CREDIT FACILITY

Ladies and Gentlemen:

          Reference is hereby made to that certain Second Amended and Restated Credit Agreement dated as of December 2, 1997 (as amended by the First Amendment and Consent dated as of April 30, 1998, the Second Amendment and Consent dated as of July 20, 1998 and the Third Amendment dated as of September 29, 1998, the "Credit Agreement") among RSC Alabama, Inc., RSC Center, Inc., RSC Duval Inc., RSC Industrial Corporation, RSC Rents, Inc. and Walker Jones Equipment, Inc. (collectively, the "Borrowers"), Rental Service Corporation, RSC Acquisition Corp. and RSC Holdings, Inc. (collectively, the "Parent Guarantors"), each financial institution identified on Annex I thereto (together with its successors and permitted assigns pursuant to Section 12.8 thereof, a "Lender"), Bankers Trust Company, as issuing bank (the "Issuing Bank") and BT Commercial Corporation ("BTCC") acting as agent for the Lenders and the Issuing Bank (in such capacity, together with any successor agent appointed pursuant to Section
11.8 thereof, the "Agent"). Undefined capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

          BTCC understands from discussions with representatives of the Borrowers and the Parent Guarantors (collectively, the "Credit Parties") that the Credit Parties have requested an amendment to the Credit Agreement (i) increasing the total Revolving Credit Commitments thereunder by $100,000,000 (such increase being referred to as the "Incremental Commitment"), (ii) revising the definitions of Applicable Eurodollar Rate Margin, Applicable Prime Rate Margin and Unused Line Fee to incorporate the provisions set forth on Annex I
                                                                      -------
attached hereto and made a part hereof and making conforming changes to other provisions in the Credit Agreement regarding interest rates and Letter of Credit Fees, (iii) extending the Revolving Credit Expiration Date to be the fifth anniversary of the effective date of the Fourth Amendment (as defined below) (the "Fourth Amendment Effective Date"), (iv) replacing the table of Minimum Interest Coverage Ratios set forth in Section 8.2 of the Credit Agreement with the table set forth on Annex II
                                                                   --------
attached hereto and made a part hereof, (v) table of Maximum Total Indebtedness Ratios set forth in Section 8.3 of the Credit Agreement with the table set forth on Annex III attached hereto and made a part hereof, (vi) replacing the table of
   ---------
Minimum EBITDA levels set forth in Section 8.4 of the Credit Agreement with the table set forth on Annex IV attached hereto and made a part hereof, (vii)
                   --------
replacing the table of Maximum Capital Expenditures and Investments (other than Acquisitions) set forth in Section 8.5(f) of the Credit Agreement with the table set forth on Annex V attached hereto and made a part hereof, and (viii) revising
             -------
certain other provisions of the Credit Agreement, as set forth on Annex VI
                                                                  --------
attached hereto and made a part hereof. Such an amendment, containing the terms described above and such other terms and conditions acceptable to the Credit Parties, the Agent and the Lenders and being in form and substance acceptable to the Agent and the Lenders, is referred to herein as the "Fourth Amendment." Each Credit Party agrees that BTCC shall be entitled, after consultation with the Credit Parties, to change the terms and conditions, pricing and structure of the Fourth Amendment if BTCC determines that such changes are advisable to insure that each of the Lenders will approve the Fourth Amendment, provided, that the
                                                            --------
aggregate principal amount of the Incremental Commitment will not be reduced to less than $100,000,000.

          Based upon our preliminary review of the information which the Credit Parties have provided to us, BTCC, in its capacity as a Lender under the Credit Agreement, is pleased to confirm that it is willing to provide the Incremental Commitment upon the effectiveness of the Fourth Amendment, provided, that the
                                                           --------
effectiveness of the Fourth Amendment shall be subject to the satisfaction of the conditions, among others, that (i) each Lender party to the Credit Agreement as of the Fourth Amendment Effective Date shall have consented to the Fourth Amendment and (ii) the Agent and the Lenders shall have received a legal opinion that the Incremental Commitment does not violate the Senior Subordinated Note Indenture and, when funded, will constitute "Senior Indebtedness" thereunder
(and as defined therein).   BTCC's commitment to provide the Incremental
Commitment is also subject to the satisfaction of all the conditions set forth herein, in the Fee Letter (as defined below) and in the Fourth Amendment and review of the assets, liabilities (including existing contingent liabilities), business and operations of the Credit Parties and their Subsidiaries giving effect to the Fourth Amendment. Further, BTCC and its counsel have not yet completed due diligence efforts necessary to substantiate the factual premises upon which the terms and conditions of this Commitment Letter are based. BTCC's willingness to commit to provide the Incremental Commitment is subject to its satisfactory completion of such review and due diligence and its continuing satisfaction therewith.

          BTCC, as Agent, will structure the Fourth Amendment and use its reasonable best efforts to obtain approval thereof from the other Lenders. The Credit Parties hereby agree to provide the Agent and the other Lenders, promptly upon request, with all information deemed necessary by them to evaluate the Incremental Commitment and the terms of the Fourth Amendment, including, without limitation, information and projections prepared by the Credit Parties or their advisors relating to the transactions described herein, all as reasonably requested by the Agent. Each of the Credit Parties further agrees to use its reasonable best efforts to make the appropriate officers and representatives thereof available to participate in information meetings for the Lenders at times and places as the Agent may reasonably request.

          Each of the Credit Parties represents and warrants that (a) all information which has been or is hereafter made available to the Agent, any Lender or any other financial institution which agrees to provide any portion of the Incremental Commitment (a "New Lender") by any Credit Party or any of their respective representatives in connection with the transactions contemplated hereby is and will be complete and correct in all material respects for the purposes prepared and does not and will not contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made, and (b) all financial projections that have been or will hereafter be prepared by the Credit Parties and made available to the Agent, any Lender or any New Lender have been or will be prepared in good faith based upon reasonable assumptions, which assumptions shall be disclosed as part of such projections. In arranging and structuring the Fourth Amendment and the Incremental Commitment, the Agent may be using and relying on such information and projections without independent verification thereof.

          Each of the Credit Parties agrees that any and all information, materials or analysis furnished to us, or developed by us, in connection with the due diligence review described herein or in arranging and structuring the Fourth Amendment, including, without limitation, information bearing on the creditworthiness of any of the Credit Parties or their Affiliates (collectively, "Information"), may be shared by us with the other Lenders, the New Lenders and our Affiliates, including, without limitation, Bankers Trust Company, BT Bank of Canada and BT Alex. Brown Corporation (collectively "BT Affiliates") provided that none of such Information shall be used in any manner which would violate applicable law. Each of the Credit Parties also confirms that it has no objection to discussions between our personnel and the personnel of the other Lenders, the New Lenders or the BT Affiliates concerning any Credit Party or any Affiliate of any Credit Party, the Information, the proposed Fourth Amendment, or any other potential transaction between any Credit Party or BTCC, any Lender, any New Lender or any BT Affiliate.

          In connection with the Fourth Amendment, BTCC may, in its discretion, allocate to the Lenders and the New Lenders portions of any fees payable to BTCC in connection with the Incremental Commitment and the Fourth Amendment. Each of the Credit Parties agrees that none of the Lenders nor any New Lender will receive from any Credit Party or any of their respective Affiliates any compensation of any kind for its participation in the Incremental

Commitment except as expressly provided for in this letter or in the fee letter of even date herewith (the "Fee Letter").

          BTCC's commitment to provide the Incremental Commitment is further subject to there not having occurred and being continuing a material disruption of, or a material adverse change in, financial, banking or capital market conditions generally after the date hereof that, in the sole judgment of BTCC, could materially impair the marketability of the Incremental Commitment. In addition, in the event that: (i) prior to the execution and delivery of definitive documentation with respect to the Fourth Amendment, BTCC becomes aware of information, or an event occurs, which BTCC reasonably believes could have a Material Adverse Effect or (ii) the Credit Parties do not, for any reason other than a cancellation by BTCC of its commitment and agreement pursuant to the foregoing clause (i), execute and deliver the definitive documentation with respect to the Fourth Amendment on or before November 25, 1998, then BTCC may, in its sole and absolute discretion, terminate all of its obligations hereunder.

          BTCC's commitment to provide the Incremental Commitment is also subject to negotiation and execution of the Fourth Amendment and other amendments to the Credit Documents (the Credit Documents, as amended by the Fourth Amendment and such other amendments, collectively, the "Amended Credit Documents") in form and substance satisfactory to the Credit Parties, the Agent, the Lenders and their respective counsel. Whether or not the Amended Credit Documents are executed (including, without limitation, by reason of the failure to receive approval of each Lender (other than BTCC)), each of the Credit Parties agrees as follows:

(a) to promptly reimburse BTCC for all reasonable costs and expenses including, without limitation, (i) the fees, disbursements and other reasonable charges of attorneys and paralegals, (ii) reasonable out-of-pocket expenses of BTCC personnel, (iii) other legal, appraisal, environmental, audit, consulting, search and filing fees and expenses incurred by BTCC or any BT Affiliate in connection with (x) the arrangement, structuring, negotiation, preparation, review, execution, delivery, collection and enforcement of this Commitment Letter, the Fee Letter and the Amended Credit Documents and
     (y) the completion of the due diligence investigation described herein;

(b) to indemnify and hold harmless BTCC, each Lender and each of their respective Affiliates, and each director, officer, agent, counsel and employee thereof (each an "Indemnified Person") from and against all losses, claims, damages, costs and other expenses ("Losses") to which any of them may become subject arising out of or relating to this Commitment Letter, the Amended Credit Documents or any other transaction contemplated hereby or thereby except for any such Losses caused by the gross negligence or willful misconduct of such Indemnified Person, and to reimburse BTCC and each other Indemnified Person for any reasonable expenses (including the fees, disbursements and other charges of attorneys and paralegals) incurred in connection with the investigation of, preparation for or defense of any actual or threatened claim, action or proceeding arising therefrom (including any such costs of responding to discovery requests or subpoenas), regardless of whether BTCC or such Indemnified Person is a party thereto; and

(c) that neither the Agent nor any Lender shall be liable under this Commitment Letter or the Amended Credit Documents or any other transaction contemplated hereby or thereby or in respect of any act, omission or event relating to the Amended Credit Documents, on any theory of liability, for any punitive, special, indirect or consequential damages.

          The contents of this Commitment Letter and the Fee Letter are confidential. None of the Credit Parties will show, circulate or otherwise disclose them or their contents to any other Person (other than the officers, directors, employees, attorneys and advisors of the respective Credit Parties, on a confidential basis, as necessary, in connection with the evaluation of the terms and conditions set forth herein and therein, who shall agree to maintain their confidentiality) without our prior written consent; and none of the Credit Parties will file any of them or disclose their contents in any filing with any Governmental Authority, unless prior to the filing the Credit Parties have formally accepted this Commitment Letter and the Fee Letter, as provided herein. This Commitment Letter and the Fee Letter may not be assigned by any Credit Party without the prior written consent of BTCC, and the undertakings by BTCC herein and therein are made solely for the benefit of the Credit Parties and may not be relied upon or enforced by any other Person. If this Commitment Letter and the Fee Letter are not accepted by the Credit Parties, the Credit Parties will immediately return to us the originals and copies of this Commitment Letter and the Fee Letter and any summaries thereof which the Credit Parties or their respective advisors may have created. If this Commitment Letter and the Fee Letter are accepted by the Credit Parties and the Credit Parties have complied with the terms hereof and thereof, RSC and the Credit Parties may thereafter disclose the information contained in only this Commitment Letter as they deem required by law. Prior to acceptance, any disclosure by any Credit Party in violation hereof shall be deemed to constitute the Credit Parties' acceptance of this Commitment Letter and the Fee Letter.

          BTCC's commitment to provide the Incremental Commitment on the terms and conditions set forth in this Commitment Letter are specifically contingent upon the execution and delivery of this Commitment Letter and the Fee Letter and the satisfaction of all of the other conditions referred to as conditions to the Incremental Commitment and the Fourth Amendment. BTCC's commitment to provide the Incremental Commitment pursuant to the terms of this Commitment Letter will expire at 5:00 p.m. Los Angeles, California time on October 22, 1998, unless on or before that time this Commitment Letter and the Fee Letter have been duly executed and delivered to BTCC. In addition and in any event, BTCC's commitment to provide the Incremental Commitment will expire (i) if any fees or other amounts payable to BTCC hereunder, under the Fee Letter or the Credit Documents are not paid when due and (ii) on November 25, 1998 or such other date as may be agreed upon in writing by the parties hereto, if the Fourth Amendment shall not have been executed by the Credit Parties, the Agent and the Lenders by that date.

          This Commitment Letter may be executed in counterparts which, when taken together, shall constitute an original. This Commitment Letter shall be governed by and construed in accordance with the laws of the State of New York.


          Please indicate your acceptance of and agreement to the foregoing by signing and returning the enclosed copies of this Commitment Letter and the Fee Letter to BT Commercial Corporation, 300 S. Grand Avenue, 41/st/ Floor, Los Angeles, CA 90071 Attention: Thomas L. Ventling.

                                          Very truly yours,

                                          BT COMMERCIAL CORPORATION



                                          By: /s/ Thomas L. Ventling
                                              ----------------------
                                              Thomas L. Ventling
                                              Senior Vice President


Accepted and agreed this
14/th/ day of October, 1998

RSC ALABAMA, INC.
RSC CENTER, INC.
RSC DUVAL INC.
RSC INDUSTRIAL CORPORATION
RSC RENTS, INC.
WALKER JONES EQUIPMENT, INC.
RENTAL SERVICE CORPORATION
RSC ACQUISITION CORP.
RSC HOLDINGS, INC.



By: /s/ Robert M. Wilson
   ---------------------
Name:   Robert M. Wilson
Title:  Senior Vice President, Chief Financial Officer,
        Secretary and Treasurer

                                    ANNEX I
                                      TO
                               COMMITMENT LETTER
                            dated October 14, 1998


           Applicable Interest Rate Margins and Unused Line Fee Rate
           ---------------------------------------------------------

          From and after the Fourth Amendment Effective Date, the Applicable Eurodollar Rate Margin, the Applicable Prime Rate Margin and the Unused Line Fee rate will be a per annum rate of 2.25%, 0.75% and 0.50%, respectively; provided
               --- -----                                               --------
that, if the Total Indebtedness Ratio for the applicable period ending on the then most recent Quarterly Determination Date (as shown on the quarterly Compliance Certificate delivered pursuant to Section 7.1(c)) is within the
                                             ---------------
ranges set out below and no Default or Event of Default exists as of such Quarterly Determination Date, the Applicable Eurodollar Rate Margin, the Applicable Prime Rate Margin and Unused Line Fee rate shall be the respective per annum rates set out opposite the applicable range indicated below:
--- -----

     -----------------------------------------------------------------------------------------
                                APPLICABLE
      TOTAL INDEBTEDNESS        EURODOLLAR RATE        APPLICABLE PRIME      UNUSED LINE FEE
      RATIO                     MARGIN                 RATE MARGIN           RATE
     -----------------------------------------------------------------------------------------
      Less than or equal
      to 3.00:1 and greater
      than 2.50:1                  2.00%                   0.50%                 0.375%
     -----------------------------------------------------------------------------------------
      Less than or equal
      to 2.50:1 and greater
      than 2.25:1                  1.75%                   0.25%                 0.375%
     -----------------------------------------------------------------------------------------
      Less than or equal
      to 2.25:1 and greater
      than 1.75:1                  1.50%                    -0-                   0.30%
     -----------------------------------------------------------------------------------------
      Less than or equal
      to 1.75:1                    1.25%                  (0.25%)                 0.25%
     -----------------------------------------------------------------------------------------

In the event of the delivery of a Compliance Certificate showing an increase or decrease in the Total Indebtedness Ratio which requires a change in the Applicable Eurodollar Rate Margin, the Applicable Prime Rate Margin and the Unused Line Fee rate, such changes shall be effective from the first day of the calendar month immediately following receipt of the Compliance Certificate (provided that the Compliance Certificate is received by the Agent no later than
 --------
3:00 P.M. New York City time at least one (1) Business Day prior to the first day of such calendar month) until the next such date on which the Applicable Eurodollar Rate Margin, the Applicable Prime Rate Margin and the Unused Line Fee rate are subject to change following the delivery of (or failure to deliver) a Compliance Certificate showing an increase or decrease in the Total Indebtedness Ratio which requires such changes. The failure to deliver any Compliance Certificate by the date required under the Credit Agreement (after giving effect to any applicable grace period) shall automatically cause the Applicable Eurodollar Rate Margin, the Applicable Prime Rate Margin and the Unused Line Fee rate to be the maximum per annum rate for the applicable period described above, effective as of the first day of the calendar month immediately following the date on which the delivery of the Compliance Certificate was otherwise required.

                                   ANNEX II
                                      TO
                               COMMITMENT LETTER
                            dated October 14, 1998
                 New Table of Minimum Interest Coverage Ratios
                 ---------------------------------------------

=====================================================================
    Quarterly Determination Date                    Minimum Ratio
=====================================================================
 December 31, 1998                                       2.0x
---------------------------------------------------------------------
 March 31, 1999                                          2.0x
---------------------------------------------------------------------
 June 30, 1999                                           2.0x
---------------------------------------------------------------------
 September 30, 1999                                      2.0x
---------------------------------------------------------------------
 December 31, 1999                                       2.0x
---------------------------------------------------------------------
 March 31, 2000                                          2.0x
---------------------------------------------------------------------
 June 30, 2000                                           2.0x
---------------------------------------------------------------------
 September 30, 2000                                      2.0x
---------------------------------------------------------------------
 December 31, 2000                                       2.0x
---------------------------------------------------------------------
 March 31, 2001                                          2.0x
---------------------------------------------------------------------
 June 30, 2001                                           2.0x
---------------------------------------------------------------------
 September 30, 2001                                      2.0x
---------------------------------------------------------------------
 December 31, 2001                                       2.0x
---------------------------------------------------------------------
 March 31, 2002                                          2.0x
---------------------------------------------------------------------
 June 30, 2002                                           2.0x
---------------------------------------------------------------------
 September 30, 2002                                      2.0x
---------------------------------------------------------------------
 December 31, 2002                                       2.0x
---------------------------------------------------------------------
 March 31, 2003                                          2.0x
---------------------------------------------------------------------
 June 30, 2003                                           2.0x
---------------------------------------------------------------------
 September 30, 2003                                      2.0x
---------------------------------------------------------------------
 December 31, 2003                                       2.0x
---------------------------------------------------------------------
 March 31, 2004                                          2.0x
---------------------------------------------------------------------
 June 30, 2004                                           2.0x
---------------------------------------------------------------------
 September 30, 2004                                      2.0x
---------------------------------------------------------------------
 December 31, 2004                                       2.0x
=====================================================================

                                   ANNEX III
                                      TO
                               COMMITMENT LETTER
                            dated October 14, 1998
                New Table of Maximum Total Indebtedness Ratios
                ----------------------------------------------

=====================================================================
    Quarterly Determination Date                    Minimum Ratio
=====================================================================
 December 31, 1998                                       4.3x
---------------------------------------------------------------------
 March 31, 1999                                          4.1x
---------------------------------------------------------------------
 June 30, 1999                                           4.0x
---------------------------------------------------------------------
 September 30, 1999                                      4.0x
---------------------------------------------------------------------
 December 31, 1999                                       4.0x
---------------------------------------------------------------------
 March 31, 2000                                          3.9x
---------------------------------------------------------------------
 June 30, 2000                                           3.9x
---------------------------------------------------------------------
 September 30, 2000                                      3.8x
---------------------------------------------------------------------
 December 31, 2000                                       3.8x
---------------------------------------------------------------------
 March 31, 2001                                          3.7x
---------------------------------------------------------------------
 June 30, 2001                                           3.7x
---------------------------------------------------------------------
 September 30, 2001                                      3.6x
---------------------------------------------------------------------
 December 31, 2001                                       3.6x
---------------------------------------------------------------------
 March 31, 2002                                          3.5x
---------------------------------------------------------------------
 June 30, 2002                                           3.5x
---------------------------------------------------------------------
 September 30, 2002                                      3.4x
---------------------------------------------------------------------
 December 31, 2002                                       3.4x
---------------------------------------------------------------------
 March 31, 2003                                          3.3x
---------------------------------------------------------------------
 June 30, 2003                                           3.3x
---------------------------------------------------------------------
 September 30, 2003                                      3.2x
---------------------------------------------------------------------
 December 31, 2003                                       3.2x
---------------------------------------------------------------------
 March 31, 2004                                          3.1x
---------------------------------------------------------------------
 June 30, 2004                                           3.1x
---------------------------------------------------------------------
 September 30, 2004                                      3.0x
---------------------------------------------------------------------
 December 31, 2004                                       3.0x
=====================================================================

                                   ANNEX IV
                                      TO
                               COMMITMENT LETTER
                            dated October 14, 1998
                      New Table of Minimum EBITDA Levels
                      ----------------------------------

======================================================================
    Quarterly Determination Date                    Minimum Amount
======================================================================
 December 31, 1998                                   $160,000,000
----------------------------------------------------------------------
 March 31, 1999                                      $180,000,000
----------------------------------------------------------------------
 June 30, 1999                                       $210,000,000
----------------------------------------------------------------------
 September 30, 1999                                  $220,000,000
----------------------------------------------------------------------
 December 31, 1999                                   $240,000,000
----------------------------------------------------------------------
 March 31, 2000                                      $250,000,000
----------------------------------------------------------------------
 June 30, 2000                                       $260,000,000
----------------------------------------------------------------------
 September 30, 2000                                  $280,000,000
----------------------------------------------------------------------
 December 31, 2000                                   $300,000,000
----------------------------------------------------------------------
 March 31, 2001                                      $320,000,000
----------------------------------------------------------------------
 June 30, 2001                                       $340,000,000
----------------------------------------------------------------------
 September 30, 2001                                  $350,000,000
----------------------------------------------------------------------
 December 31, 2001                                   $370,000,000
----------------------------------------------------------------------
 March 31, 2002                                      $390,000,000
----------------------------------------------------------------------
 June 30, 2002                                       $410,000,000
----------------------------------------------------------------------
 September 30, 2002                                  $420,000,000
----------------------------------------------------------------------
 December 31, 2002                                   $440,000,000
----------------------------------------------------------------------
 March 31, 2003                                      $460,000,000
----------------------------------------------------------------------
 June 30, 2003                                       $480,000,000
----------------------------------------------------------------------
 September 30, 2003                                  $500,000,000
----------------------------------------------------------------------
 December 31, 2003                                   $520,000,000
----------------------------------------------------------------------
 March 31, 2004                                      $540,000,000
----------------------------------------------------------------------
 June 30, 2004                                       $560,000,000
----------------------------------------------------------------------
 September 30, 2004                                  $580,000,000
----------------------------------------------------------------------
 December 31, 2004                                   $600,000,000
======================================================================

                                    ANNEX V
                                      TO
                               COMMITMENT LETTER
                            dated October 14, 1998


    New Table of Maximum Capital Expenditures and Investments (other than
    ---------------------------------------------------------------------
                                 Acquisition)
                                 ------------


==========================================================
    FISCAL YEAR                         MAXIMUM AMOUNT
==========================================================
       1998                              $325,000,000
----------------------------------------------------------
       1999                              $325,000,000
----------------------------------------------------------
       2000                              $325,000,000
----------------------------------------------------------
       2001                              $400,000,000
----------------------------------------------------------
       2002                              $525,000,000
----------------------------------------------------------
       2003                              $625,000,000
----------------------------------------------------------
       2004                              $725,000,000
==========================================================

                                   ANNEX VI
                                      TO
                               COMMITMENT LETTER
                            dated October 14, 1998


                          Miscellaneous Amendments to
                 Second Amended and Restated Credit Agreement
                 --------------------------------------------


1.   Section 7.1 (Financial Reporting)

     Subsection (d)(iii) requires as part of the monthly financial statement package a narrative discussion of the Credit Parties' consolidated financial condition and results of operations for the calendar month and Fiscal Year to date. The Fourth Amendment will delete this requirement.

2.   Section 8.5 (Capital Expenditures, Investments and Acquisitions):

     a. Subsection (a) limits advances or loans made in the ordinary course of business to not more than $250,000 outstanding at any one time to any one Person and $1,000,000 in the aggregate outstanding at any one time. The Fourth Amendment will allow advances and loans, whether or not in the ordinary course of business, of not more than $2,750,000 outstanding at any one time to any one Person and $3,000,000 in the aggregate outstanding at any one time.

     b. Subsection (g) contains aggregate limits for Acquisitions consummated after the Effective Date of $160,000,000 through the Revolving Credit Expiration Date and $220,000,000 through the Term Loan Maturity Date. The Fourth Amendment will allow RSC to consummate Acquisitions after January 1, 1999 in an aggregate amount not to exceed $300,000,000.

3.   Section 8.6 (Additional Indebtedness):

     a. Subsection (d) limits the principal amount of Capital Leases and purchase money debt for Equipment to an aggregate amount of $15,000,000 at any time outstanding. The Fourth Amendment will increase that amount to $25,000,000 for Fiscal Years 1999, 2000 and 2001 and to $40,000,000 for Fiscal Years 2002, 2003 and 2004.

     b. Subsection (h) permits Permitted Subordinated Indebtedness consisting of the $200,000,000 Senior Subordinated Notes and the unsecured guaranties thereof. The Fourth Amendment will allow the Credit Parties to incur an additional $200,000,000 in Permitted Subordinated Indebtedness, provided, that the additional Permitted Subordinated
                        --------
          Indebtedness is (i) permitted by, and incurred on terms and conditions substantially identical to, the Senior Subordinated Note Indenture or
          (ii) permitted by the Senior Subordinated Note Indenture and incurred on terms and conditions approved in writing by the Agent, the Majority Revolving Credit Lenders and the Majority Term Loan Lenders.

4.   Section 8.7 (Liens)

     The Fourth Amendment will permit all of the assets of the Credit Parties to secure the obligations of RSC Canada under the RSC Canada Credit Facility, provided that the agent and lenders party to the RSC Canada Credit Facility shall have entered into an intercreditor agreement with the Agent providing, among other things, that all liens on property of the Credit Parties securing the RSC Canada Credit Facility will be subordinate and junior in all respects (including rights and remedies with respect to such property) to the liens, rights and remedies of the Agent and the other Holders with respect to such property.

5.   Section 8.8 (Contingent Obligations)

     The Fourth Amendment will permit, in addition to RSC, each of the Borrowers and the other Parent Guarantors to guaranty the obligations of RSC Canada under the RSC Canada Credit Facility.

6.   Section 8.9 (Sale of Assets)

     Subsection (vi) permits asset dispositions of up to $10,000,000 for Fiscal Year 1999 and for each Fiscal Year thereafter. The Fourth Amendment will increase that amount to $25,000,000 for Fiscal Years 1999 and 2000, $40,000,000 for Fiscal Years 2001 and 2002 and $60,000,000 for Fiscal Years 2003 and 2004.

7.   Section 8.10 (Restricted Payments)

     a. Subsection (a)(i) permits the Credit Parties to repurchase shares of RSC capital stock or warrants, options or other rights to purchase the same for an aggregate purchase price of up to $1,500,000 in any Fiscal Year. The Fourth Amendment will increase that amount to $5,000,000.

     b. Subsection (a)(iii) permits dividends to RSC from its Subsidiaries to pay general corporate expenses, taxes and transactions costs in aggregate mount of up to $25,000,000 in any Fiscal Year. The Fourth Amendment will increase that amount to $35,000,000 for Fiscal Year 1999, $50,000,000 for Fiscal Years 2000 and 2001, $60,000,000 for
          Fiscal Years 2002 and 2003 and $70,000,000 for Fiscal Year 2004.

8.   Section 8.11 (Fundamental Changes)

     The Fourth Amendment will allow RSC to consolidate all of its Domestic Subsidiaries into a single entity, provided that (i) the surviving entity
                                        --------
     of each merger assumes the obligations of the other party to such merger,
     (ii) the Agent, for the benefit of the Holders, remains perfected in all personal property of the surviving entity of each merger, (iii) all contractual and governmental consents necessary to consummate such merger shall have been obtained and (iv) such other conditions as the Agent may reasonably request are satisfied.

9.   Section 8.14 (Restriction on Operating Leases)

     This section prohibits the Credit Parties from incurring obligations under operating leases in an aggregate amount in excess of $25,000,000 for Fiscal Year 1999 and $35,000,000 for any Fiscal Year thereafter. The Fourth Amendment will increase that amount to $50,000,000 for Fiscal Years 1999 and 2000, $75,000,000 for Fiscal Years 2001 and 2002 and $90,000,000 for
     Fiscal Years 2003 and 2004.

10.  Exhibit A (Form of Collateral Access Agreement)

     The Fourth Amendment will amend and restate the form of Collateral Access Agreement on mutually agreeable terms and conditions.